     As filed with the Securities and Exchange Commission on March 12, 2004.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------
                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         CHARDAN CHINA ACQUISITION CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                                 20-0456115
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

   777 South Highway 101, Suite 215,
         Solana Beach, California                           92075
-----------------------------------------
 (Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the                 If this form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section              securities pursuant to Section
12(b) of the Exchange Act and is            12(g) of the Exchange Act and is
effective pursuant to General               effective pursuant to General
Instruction A.(c), please check             Instruction A.(c), please check
the following box. |_|                      the following box. |X|


Securities Act registration statement file number to which this form relates:                   333-111970
                                                                             ------------------------------------------------
                                                                                             (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:      ------------------------------------------------------


                   Title of Each Class                                             Name of Each Exchange on Which
                     to be Registered                                              Each Class is to be Registered
-----------------------------------------------------                  ------------------------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:


                                      UNITS
--------------------------------------------------------------------------------
                                (Title of Class)



                         COMMON STOCK, $.0001 PAR VALUE
--------------------------------------------------------------------------------
                                (Title of Class)


                         COMMON STOCK PURCHASE WARRANTS
-----------------------------------------------------------------------------
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by this item is contained under the heading "Description of Securities" in the registration statement to which this Form 8-A relates (File No. 333-111970). This information is incorporated herein by reference.

ITEM 2.  INDEX TO EXHIBITS.

*3.1     Certificate of Incorporation
*3.2     By-Laws
*4.1     Specimen Unit Certificate
*4.2     Specimen Common Stock Certificate
*4.3     Specimen Warrant Certificate
*4.4     Form of Unit Purchase Option to be granted to Representative
*4.5 Form of Warrant Agreement between Continental Stock Transfer and Trust Company and the Registrant

   * Incorporated by reference from the Company's Registration Statement on Form S-1, as amended, which was initially filed with the Securities and Exchange Commission on January 16, 2004.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                               CHARDAN CHINA ACQUISITION CORP.


Date:  March 12, 2004                          By: /s/ Kerry Propper
                                                  ------------------
                                                    Kerry Propper
                                                    Executive Vice President










                                       3